UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 5, 2006
OSI PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15190	13-3159796

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
41 Pinelawn Road
Melville, NY 11747

(Address of principal executive offices)
(631) 962-2000

(Registrant’s telephone number, including area code)
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.
ITEM 9.01. Financial Statements and Exhibits.
SIGNATURE
EX-99.1: PRESS RELEASE

ITEM 8.01. Other Events.
     On April 5, 2006, OSI Pharmaceuticals, Inc. (“OSI”) announced that pre-clinical results from its insulin-like growth factor-1 receptor (IGF-1R) program were featured as part of a media program on molecular targeted therapies sponsored by the American Association of Cancer Research (AACR) during its annual meeting in Washington, DC held April 1-5, 2006. A copy of OSI’s press release, dated April 5, 2006, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release, dated April 5, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2006	OSI PHARMACEUTICALS, INC.
	By:	/s/ Barbara A. Wood
		Name:	Barbara A. Wood
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated April 5, 2006.